Income Taxes	12 Months Ended
Dec. 27, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure
 Income Taxes
Earnings before income taxes and the provision for income taxes consisted of the following:

	For the Years Ended
	December 27, 2014	December 28, 2013	December 29, 2012
	(in millions)
Earnings before income taxes:
United States	$1,117	$3,596	$2,156
Outside United States	289	494	297
Total	$1,406	$4,090	$2,453

Provision for income taxes:
United States federal:
Current	$678	$591	$209
Deferred	(336)	566	424
	342	1,157	633
State and local:
Current	(34)	34	54
Deferred	(26)	61	43
	(60)	95	97
Total United States	282	1,252	730
Outside United States:
Current	80	42	78
Deferred	1	81	3
Total outside United States	81	123	81
Total provision for income taxes	$363	$1,375	$811

The effective income tax rate on pre-tax earnings differed from the U.S. federal statutory rate for the following reasons :

	For the Years Ended
	December 27, 2014	December 28, 2013	December 29, 2012
U.S. federal statutory rate	35.0%	35.0%	35.0%
Increase / (decrease) resulting from:
U.S. state and local income taxes, net of federal tax benefit	0.2%	1.7%	2.3%
Domestic manufacturing deduction	(4.6)%	(1.2)%	(2.7)%
Foreign rate differences	(2.2)%	(1.1)%	(1.1)%
Changes in uncertain tax positions	(0.9)%	0.2%	(0.8)%
Other	(1.7)%	(1.0)%	0.4%
Effective tax rate	25.8%	33.6%	33.1%

Our 2014 effective tax rate was favorably impacted by $64 million of domestic manufacturing deductions, favorable tax rates in foreign jurisdictions, most significantly Canada, changes in uncertain tax positions and the net impact of other discrete tax items.
Our 2013 effective tax rate was favorably impacted by $49 million of domestic manufacturing deductions, favorable tax rates in foreign jurisdictions, most significantly Canada, and the net impact of other discrete tax items. This favorability was partially offset by $68 million of state and local taxes.
Our 2012 effective tax rate was favorably impacted by $66 million of domestic manufacturing deductions, favorable tax rates in foreign jurisdictions, most significantly Canada, and changes in uncertain tax positions. This favorability was partially offset by $56 million of state and local taxes.
The calculation of the percentage point impact of domestic manufacturing deductions, uncertain tax positions and other discrete items on the effective tax rate was affected by earnings before income taxes. Fluctuations in earnings could impact comparability of reconciling items between periods.
Our unrecognized tax benefits of $256 million at December 27, 2014 are included in other current liabilities and other liabilities. If we had recognized all of these benefits, the net impact on our income tax provision would have been $167 million. Of the net unrecognized tax benefits, approximately $100 million to $140 million are expected to be resolved within the next 12 months.
The changes in our unrecognized tax benefits were:

	For the Years Ended
	December 27, 2014	December 28, 2013	December 29, 2012
	(in millions)
Beginning of year	$259	$258	$371
Increases from prior period tax positions	26	2	11
Decreases from prior period tax positions	(74)	(5)	(90)
Decreases from statute of limitations expirations	(14)	(28)	—
Increases from current period tax positions	67	39	16
Net transfers to Mondelēz International	—	—	(9)
Decreases relating to settlements with taxing authorities	(3)	(3)	(33)
Currency and other	(5)	(4)	(8)
End of year	$256	$259	$258

We include accrued interest and penalties related to uncertain tax positions in our tax provision. Our provision for income taxes included a benefit of $30 million in 2014, expense of $13 million in 2013, and expense of $18 million in 2012 for interest and penalties. Accrued interest and penalties were $41 million as of December 27, 2014, and $74 million as of December 28, 2013.
We have entered into a tax sharing agreement with Mondelēz International, which provides that for periods prior to October 1, 2012, Mondelēz International is liable for and will indemnify us against all U.S. federal income taxes and substantially all foreign income taxes, excluding Canadian income taxes; and that we are liable for and will indemnify Mondelēz International against U.S. state income taxes and Canadian federal and provincial income taxes.
Our U.S. operations were included in Mondelēz International’s U.S. federal consolidated income tax returns for tax periods through October 1, 2012. In August 2014, Mondelēz International reached a final resolution on a U.S. federal income tax audit of the 2007-2009 tax years. The U.S. federal statute of limitations remains open for tax year 2010 and forward, and federal income tax returns for 2010-2012 are currently under examination. As noted above we are indemnified for U.S. federal income taxes related to these periods.
We are regularly examined by federal, state and foreign authorities. We are currently under income tax examinations by the IRS for the post Spin-Off period 2012-2014. Our income tax filings are also currently under examination by tax authorities in various U.S. state and foreign jurisdictions. U.S. state and local and foreign jurisdictions have statutes of limitations generally ranging from three to five years unless we agree to an extension. In Canada, our only significant foreign jurisdiction, the earliest open tax year is 2007.
At December 27, 2014, we had outside tax basis in excess of book basis in certain foreign subsidiaries in which earnings are indefinitely reinvested. As of that date, applicable U.S. federal income taxes and foreign withholding taxes had not been provided on approximately $578 million of unremitted earnings of such foreign subsidiaries. If such earnings were to be remitted, our incremental tax cost would be approximately $118 million.
The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities consisted of the following at December 27, 2014 and December 28, 2013:

	December 27, 2014	December 28, 2013
	(in millions)
Deferred income tax assets:
Pension benefits	$407	$104
Postretirement benefits	1,355	1,238
Other employee benefits	113	122
Other	471	497
Total deferred income tax assets	2,346	1,961
Valuation allowance	(20)	(3)
Net deferred income tax assets	$2,326	$1,958
Deferred income tax liabilities:
Trade names	$(828)	$(828)
Property, plant and equipment	(979)	(949)
Debt exchange	(350)	(384)
Other	(66)	(65)
Total deferred income tax liabilities	(2,223)	(2,226)
Net deferred income tax assets / (liabilities)	$103	$(268)